SUPPLEMENT DATED FEBRUARY 17, 2012 TO PROSPECTUS DATED MAY 1, 2011 AS

SUPPLEMENTED FOR STRATEGIC GROUP VARIABLE UNIVERSAL LIFE®

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

Reorganization of the Panorama Growth Portfolio and the Panorama Total Return Portfolio

The Board of Directors of Panorama Series Fund, Inc. has proposed reorganizing the Panorama Growth Portfolio and the Panorama Total Return Portfolio with and into the Oppenheimer Main Street Fund/VA and Oppenheimer Balanced Fund®/VA, respectively. The reorganizations are conditioned upon, among other things, approval by the Portfolios’ shareholders on April 20, 2012. If conditions for the reorganizations are met, effective April 27, 2012 the following will occur.

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Any policy value allocated to the Panorama Growth division of the separate account will be transferred to the Oppenheimer Main Street division. Any policy value allocated to the Panorama Total Return division of the separate account will be transferred to the Oppenheimer Balanced division. Transfers resulting from these fund reorganizations will not be subject to a transfer charge, will not count towards the number of transfers allowed per year and will not count towards transfer limits imposed by our market timing policies.

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If you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Panorama Growth division or you have selected the Panorama Growth division as an investment option in the Automated Account Value Transfer program or the Automated Account Re-Balancing program, we will replace that division with the Oppenheimer Main Street division.

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If you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Panorama Total Return division or you have selected the Panorama Total Return division as an investment option in the Automated Account Value Transfer program or the Automated Account Re-Balancing program, we will replace that division with the Oppenheimer Balanced division.

•	After April 27, 2012, the Panorama Growth Portfolio and the Panorama Total Return Portfolio will no longer be available as investment options.

If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

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